                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 30, 2007

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

----------------------------- --------------------------- ----------------------
          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
----------------------------- --------------------------- ----------------------


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 AMENDMENT OF MATERIAL DEFINITIVE AGREEMENT;

On May 30, 2007, Amedia Networks, Inc. (the "Company") and Motorola Wireline Networks, Inc. ("Motorola"), a subsidiary of Motorola, Inc. entered into a (i) Transition Agreement (the "Transition Agreement") and (ii) License Agreement (the "License Agreement"), pursuant to which the Strategic Alliance Agreement entered into by the parties on April 5, 2006 (the "Original Strategic Alliance Agreement") is to be terminated (except for certain specified provisions).

Under the License Agreement, the Company will be transferring to Motorola all duties relating to the engineering, manufacturing, and support of the IP Home gateways that the Company and Motorola have been jointly developing. Under the Original Strategic Alliance Agreement, the Company and Motorola have been working to jointly develop a family of three IP Home gateways (the "Gateway Products") that are being designed to provide expanded support for data, IPTV, High Definition TV, and Digital Video Recorders using Motorola's existing Multi-Service Access Platform. Pursuant to the License Agreement, all further development , engineering and manufacture of the Gateway Products will become the sole responsibility of Motorola. Motorola will pay to the Company $5.00 for each unit of the Gateway Product (the "Production Fee") manufactured by Motorola under the License Agreement. The Production Fee is payable on a calendar quarterly basis, by the 45th day following each calendar quarter. Motorola will be paying to the Company an advance of $200,000 in respect of the Production Fee with respect to the first 40,000 Gateway Product units to be manufactured under the License Agreement. The advance on the Production Fee is to be paid by the seventh day after the License Agreement Effective Date (as defined below).

The Transition Agreement is intended to govern the transition period in which the Gateway Product engineering, manufacturing, and support responsibilities are being transferred to Motorola. Under the Transition Agreement, the Company is required to deliver to Motorola certain agreed upon deliverables (the "Transition Deliverables") on or before June 15, 2007. The License Agreement will become effective on the date (the "License Agreement Effective Date") on which the delivery of the Transition Deliverables has been completed. Upon the License Agreement Effective Date, the Original Strategic Alliance Agreement will be terminated and of no further effect, except for certain specified provisions. Upon receipt of invoices from the Company, Motorola agreed to pay to the Company, in respect of the Transition Deliverables and the remaining deliverables under the Original Strategic Alliance Agreement, $250,000 within seven days of the effective date of the Transition Agreement and $83,333 within seven days of the acceptance by Motorola of the Transition Deliverables. On June 8, 2007, the Company received from Motorola the $250,000 payment and on June 11, 2007, Motorola accepted the Transition Deliverables.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           DATED: June 12, 2007

                                          /s/ Frank Galuppo
                                          -------------------------------------
                                          FRANK GALUPPO
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER